[vignette]

COMMON STOCK                                                     COMMON STOCK
   NUMBER                                                           NUMBER


THIS CERTIFICATE TRANSFERABLE                     INCORPORATED UNDER THE LAWS OF
   IN NEW YORK, NEW YORK                               THE STATE OF DELAWARE

                                                       CUSIP 199908 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                           COMFORT SYSTEMS USA, INC.

This Certifies that



is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE
                           PAR VALUE OF $.01 EACH OF
                             [CERTIFICATE OF STOCK]
COMFORT SYSTEMS USA, INC. transferable only on the books of the Corporation by the holder hereof or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                     [SEAL]

Dated

/s/ WILLIAM GEORGE                                     /s/ FRED M. FERREIRA
    SECRETARY                                              PRESIDENT

Countersigned and Registered:
          AMERICAN STOCK TRANSFER & TRUST COMPANY
          (New York, New York)              Transfer Agent and Registrar

By
                                             Authorized Signature

                           COMFORT SYSTEMS USA, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-  as tenants in common          UNIF TRANS MIN ACT-     Custodian
TEN ENT-  as tenants by the entireties                     (Cust)        (Minor)
 JT TEN-  as joint tenants with right          under Uniform Transfers to Minors
          of survivorship and not as           Act
          tenants in common                                 (State)

    Additional abbreviations may also be used though not in the above list.

For Value received,_______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------------- Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                      ----------------------------------------------------------

-------------------------------------------------------------- Attorney to
transfer the said shares on the books of the within named Corporation with full power of substitution.

Dated,

                                        X_______________________________

                                        X_______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


SIGNATURE(S) GUARANTEED:_______________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.